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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 8, 1999


                          Intrepid Capital Corporation
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             (Exact name of registrant as specified in its charter)



        DELAWARE                   333-66859                63-1197797
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 (State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)             File Number)         Identification No.)


 50 North Laura Street, Suite 3550, Jacksonville, Florida      32202
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          (Address of principal executive offices)           (Zip Code)



                                 (904) 350-9999
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              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On April 8, 1999, Enviroq Corporation ("Enviroq"), a Delaware corporation and a wholly owned subsidiary of Intrepid Capital Corporation, completed the sale of its 10.6 acre tract of unimproved real property located on Philips Highway in Duval County, Florida (the "Land") to Mr. Norman D. Parrow. The consideration Enviroq received for the Land was $2,000,000, less Enviroq's costs and expenses associated with the sale, including all brokerage commissions payable in connection therewith. The purchase price for the Land was determined by good faith negotiation between Enviroq and Mr. Parrow.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS:  None

         (b)  PRO FORMA FINANCIAL INFORMATION:  None

         (c)  EXHIBITS:  None


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTREPID CAPITAL CORPORATION


                                            By:    \s\ Forrest Travis
                                                   -----------------------------
                                                   Name: Forrest Travis
                                                   Title:   President and Chief
                                                            Executive Officer


Dated:  April 15, 1999